KNOWLEDGELINK INTERACTIVE, INC.
                            1998 STOCK INCENTIVE PLAN

                     INCENTIVE STOCK OPTION GRANT AGREEMENT

         This Grant Agreement (the "Agreement") is entered into by and between KnowledgeLink Interactive, Inc., a Delaware corporation (the "Corporation"), and JOHN MCGRATH ("Grantee"), effective as of March 31, 1999 or such later date as Grantee's employment with the Corporation commences (the "Grant Date").

         In consideration of the premises, mutual covenants and agreements herein, the Corporation and Grantee agree as follows:

                                    ARTICLE 1
                                 GRANT OF OPTION

         SECTION 1.1 GRANT OF OPTION. The Corporation hereby grants to Grantee, pursuant to the provisions of the KnowledgeLink Interactive, Inc. 1998 Stock Incentive Plan (the "Plan"), an incentive stock option to purchase from the Corporation, at a price of $1.50 per share (the "Exercise Price"), up to 150,000 shares of common stock of the Corporation, par value of $0.0001 per share ("Stock"), subject to the provisions of this Agreement (the "Option"). The Option shall expire at 5:00 p.m. Eastern Time on the last business day preceding the tenth anniversary of the Grant Date (the "Expiration Date"), unless fully exercised or terminated earlier pursuant to this Agreement. Unless stated otherwise herein, capitalized terms in this Agreement shall have the meaning set forth in the Plan.

                                    ARTICLE 2
                                     VESTING

         SECTION 2.1 VESTING SCHEDULE. Unless the Option has earlier terminated pursuant to the provisions of this Agreement, Grantee shall become vested in the shares subject to the Option pro rata over three years in accordance with the vesting schedule attached hereto and made a part hereof (the "Vesting Schedule"); provided, however, that Grantee shall have been in the continuous employ of the Corporation from the Grant Date through each vesting date specified on the Vesting Schedule.

                                    ARTICLE 3
                               EXERCISE OF OPTION

         SECTION 3.1 EXERCISABILITY OF OPTION. Pursuant to the terms of the Agreement, the Option may be exercised at any time, and from time to time, with respect to the number of shares subject to the Option in which Grantee is then vested.

         SECTION 3.2 SHAREHOLDERS' AGREEMENT. The Administrator in its sole discretion may require as a condition precedent to the exercise of the Option granted pursuant to Section 1.1, that Grantee or such other person exercising the Option be, or shall execute and become, a party to a Shareholders' Agreement in substantially in the form attached hereto as Exhibit A.

         SECTION 3.3 MANNER OF EXERCISE. The Option may be exercised, in whole or in part, by delivering written notice to the Administrator in such form as the Administrator may require from time to time; provided, however, that the Option may not be exercised at any one time as to fewer than one hundred (100) shares (or such number of shares as to which the Option is then exercisable if such number of shares then exercisable is less than one hundred (100). Such notice shall specify the number of shares of Stock subject to the Option as to which the Option is being exercised, and shall be accompanied by full payment of the Exercise Price for such shares.

         Payment of the Exercise Price shall be made (a) in cash (or cash equivalents acceptable to the Administrator in the Administrator's discretion);
(b) in the Administrator's discretion at the time of exercise, by tender (via actual delivery or attestation) to the Corporation of shares of the Corporation's common stock owned by the Grantee, having a Fair Market Value on the date of tender not less than the Exercise Price, which have been owned by the Grantee at least six (6) months; (c) in the Administrator's discretion at the time of exercise, by withholding shares of the Corporation's common stock from the number of shares deliverable upon exercise; (d) in the Administrator's discretion at the time of exercise, by the Grantee's full recourse promissory note in a form approved by the Administrator; (e) by a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System and the provisions of the next paragraph; or (f) by any combination of the foregoing. In the Administrator's sole and absolute discretion, the Administrator may authorize payment of the Exercise Price to be made, in whole or in part, by such other means as the Administrator may prescribe. The Option may be exercised only in multiples of whole shares and no fractional shares shall be issued.

         If the Stock is registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, payment of the exercise price may be made, in whole or in part, subject to such limitations as the Administrator may determine, by delivery of a properly executed exercise notice, together with irrevocable instructions: (i) to a brokerage firm approved by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) to the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

         SECTION 3.4 ISSUANCE OF SHARES UPON EXERCISE. Upon exercise of the Option, in whole or in part, in accordance with the terms of the Agreement and upon payment of the Exercise Price for the shares of Stock as to which the Option is exercised and delivery of such executed Shareholders' Agreement as may be required by the Administrator pursuant to Section 3.2, the Corporation shall issue to Grantee or such other person exercising the Option, as the case may be, the number of shares of Stock so paid for, in the form of fully paid and nonassessable Stock and shall deliver certificates therefor as soon as practicable thereafter. The stock certificates for any shares of Stock issued hereunder shall, unless such shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such shares and referencing the Shareholders' Agreement, if applicable.

                                    ARTICLE 4
                              TERMINATION OF OPTION

         SECTION 4.1 TERMINATION, IN GENERAL. The Option granted hereby shall terminate and be of no force or effect after the Expiration Date set forth in
Section 1.1, unless terminated prior to such time as provided below.

         SECTION 4.2 TERMINATION OF EMPLOYMENT FOR REASON OTHER THAN RETIREMENT, DEATH OR DISABILITY. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, the Option shall terminate in its entirety, regardless of whether the Option is vested in whole or in part, ninety (90) days after the date Grantee is no longer employed by the Corporation and its Affiliates for any reason other than Grantee's Retirement, death or Disability. Unless sooner terminated, the Option shall terminate upon the expiration of such ninety-day period. Notwithstanding the foregoing, the Option shall terminate in its entirety, regardless of whether the Option is vested in whole or in part, upon termination of the employment of the Grantee by the Corporation or an Affiliate for "Cause."

         If Grantee is a party to a written employment agreement with the Corporation or an Affiliate which contains a definition of "cause," "termination for cause" or words of similar import, whether such Grantee is terminated for "Cause" pursuant to this Section 4.2 shall be determined according to the terms of and in a manner consistent with the provisions of such written employment agreement. If Grantee is not party to such a written employment agreement with the Corporation or an Affiliate, then for purposes of this Section 4.2, "Cause" shall mean (i) gross negligence or willful misconduct or any substantiated act by Grantee involving dishonesty or bad faith against the Corporation or an Affiliate, or any act or omission that demonstrates a lack of integrity of Grantee with respect to the Corporation or an Affiliate; (ii) Grantee engaging in acts or omissions the likely consequence of which is material injury to the Corporation's or an Affiliate's business, property or reputation; (iii) breach or threatened breach by Grantee of any non-competition or confidentiality agreement entered into between Grantee and the Corporation or its Affiliate; (iv) chronic use of alcohol, drugs or other similar substances affecting Grantee's work performance; or (v) Grantee being convicted of, or pleading guilty or nolo contendere to, or being indicted for a felony or other crime involving theft, fraud or moral turpitude. The good faith determination by the Administrator of whether the Grantee's employment was terminated by the Corporation for "Cause" shall be final and binding for all purposes hereunder.

         SECTION 4.3 TERMINATION OF EMPLOYMENT BY REASON OF RETIREMENT. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, in the event that Grantee ceases, by reason of Retirement, to be an employee of the Corporation or an Affiliate, the outstanding Option may be exercised in whole or in part with respect to the shares of Stock as to which the Option is vested as of the date of Grantee's termination of employment at any time within ninety (90) days after such date of termination, but not later than the end of the stated term of the Option. Unless sooner terminated, the Option shall terminate upon the expiration of such ninety-day period.

         For purposes of this Agreement, Retirement shall mean termination of employment on or after age 65 or termination of employment on or after the attainment of such younger age and satisfaction of such minimum service requirement, if any, specified by the Corporation's qualified retirement plan in effect at such time, but excluding any termination for Cause.

         SECTION 4.4 UPON GRANTEE'S DEATH. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, upon Grantee's death Grantee's executor, personal representative, or the person to whom the Option shall have been transferred by will or the laws of descent and distribution, as the case may be, may exercise all or any part of the outstanding Option with respect to the shares of Stock as to which the Option is vested as of the Grantee's date of death, provided such exercise occurs within six (6) months after the date of Grantee's death, but not later than the end of the stated term of the Option. Unless sooner terminated, the Option shall terminate upon the expiration of such six-month period.

         SECTION 4.5 TERMINATION OF EMPLOYMENT BY REASON OF DISABILITY. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, in the event that Grantee ceases, by reason of Disability, to be an employee of the Corporation or an Affiliate, the outstanding Option may be exercised in whole or in part with respect to the shares of Stock as to which the Option is vested as of the date of Grantee's termination of employment due to Disability at any time within ninety (90) days after the date of such termination, but not later than the end of the stated term of the Option. Unless sooner terminated, the Option shall terminate upon the expiration of such ninety-day period.

         For purposes of this Agreement, Disability shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The

Administrator may require such proof of Disability as the Administrator in its sole discretion deems appropriate and the Administrator's determination as to whether Grantee is Disabled shall be final and binding on all parties concerned.

                                    ARTICLE 5
                                DRAG-ALONG RIGHTS

         SECTION 5.1 DRAG-ALONG RIGHTS. If at any time any shareholder of the Corporation or group of shareholders owning a majority or more of the voting capital stock of the Corporation proposes to enter into any transaction involving (i) a sale of more than fifty percent (50%) of the outstanding voting capital stock of the Corporation in a non-public sale or (ii) any merger or consolidation of the Corporation immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Corporation immediately prior to such transaction or after which persons who hold a majority of the common stock of the surviving entity are not persons who held voting capital stock of the Corporation immediately prior to such transaction, the Corporation may require Grantee to participate in such transaction by giving Grantee written notice thereof at least ten (10) days in advance of the date of the transaction or the date that tender is required, as the case may be. Upon receipt of such notice, Grantee shall sell, assign, tender or transfer the same percentage of the Option to the extent vested as the percentage of the shares of Common Stock proposed to be sold, assigned, tendered or transferred by the transferring shareholders collectively, upon the same terms and conditions applicable to the transferring shareholders and at a price equal to the difference between the Exercise Price per share under the Option and the price per share of Common Stock the transferring shareholders will receive pursuant to the terms of the transaction. The provisions of this Section
5.1 shall apply in the event of Grantee's death, to Grantee's executor, personal representative or the person to whom the Option shall have been transferred by will or the laws of descent and distribution, as though such person is Grantee.

                                    ARTICLE 6
                       ADJUSTMENTS; BUSINESS COMBINATIONS

             SECTION 6.1 ADJUSTMENTS FOR EVENTS AFFECTING COMMON STOCK. In the event of changes in the Common Stock of the Corporation by reason of any stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion, make appropriate adjustments to the number, kind and price of shares covered by this Option, and shall, in its discretion and without the consent of the Grantee, make any other adjustments in this Option, including but not limited to reducing the number of shares subject to the Option or providing or mandating alternative settlement methods such as settlement of the Option in cash or in shares of Common Stock or other securities of the Corporation or of any other entity, or in any other matters which relate to the Option as the Administrator shall, in its sole discretion, determine to be necessary or appropriate.

             SECTION 6.2 POOLING OF INTERESTS TRANSACTION. Notwithstanding anything in the Plan or the Agreement to the contrary and without the consent of the Grantee, the

Administrator, in its sole discretion, may make any modifications to the Option, including but not limited to cancellation, forfeiture, surrender or other termination of the Option in whole or in part regardless of the vested status of the Option, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

             SECTION 6.3 ADJUSTMENTS FOR UNUSUAL EVENTS. The Administrator is authorized to make, in its discretion and without the consent of the Grantee, adjustments in the terms and conditions of, and the criteria included in, the Option in recognition of unusual or nonrecurring events affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Option or the Plan.

             SECTION 6.4 BINDING NATURE OF ADJUSTMENTS. Adjustments under this
Article 6 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this Option on account of any such adjustments.

                                    ARTICLE 7
                                  MISCELLANEOUS

         SECTION 7.1 NON-GUARANTEE OF EMPLOYMENT. Nothing in the Plan or the Agreement shall be construed as a contract of employment between the Corporation (or an Affiliate) and Grantee, or as a contractual right of Grantee to continue in the employ of the Corporation or an Affiliate, or as a limitation of the right of the Corporation or an Affiliate to discharge Grantee at any time with or without cause or notice.

         SECTION 7.2 NO RIGHTS OF SHAREHOLDER. Grantee shall not have any of the rights of a shareholder with respect to the shares of Common Stock that may be issued upon the exercise of the Option until such shares of Common Stock have been issued to him upon the due exercise of the Option. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued.

         SECTION 7.3 QUALIFIED NATURE OF AGREEMENT. The Option is intended to qualify as an incentive stock option ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the fullest extent permitted within the limit set forth under
Section 422(d) of the Code and this Agreement shall be so construed. The aggregate fair market value (determined as of the Grant Date) of shares of Stock with respect to which all Incentive Stock Options first become exercisable by the Grantee in any calendar year under the Plan or any other plan of the Corporation (and its parent and subsidiary corporations, as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate fair market value shall exceed $100,000 or other applicable amount in any calendar year, such stock options shall be treated as nonqualified stock options with respect to the amount of aggregate fair market value thereof that exceeds the Section 422(d) limit. For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Corporation may designate the shares of Stock that are to be treated as stock acquired pursuant to the exercise of an Incentive Stock Option and the shares of Stock that are to be treated as stock acquired pursuant to a nonqualified stock option by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.

         Notwithstanding anything herein to the contrary, if the Grantee owns, directly or indirectly through attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its subsidiaries on the Grant Date, then the Exercise Price shall be the greater of (a) the Exercise Price stated in Section 1.1 or (b) 110% of the Fair Market Value of the Stock on the Grant Date, and the Expiration Date shall be the fifth anniversary of the Grant Date.

         SECTION 7.4 NOTICE OF DISQUALIFYING DISPOSITION. If Grantee makes a disposition (as that term is defined in Section 424(c) of the Code) of any shares of Stock acquired pursuant to the exercise of an Incentive Stock Option within two (2) years of the Grant Date or within one (1) year after the shares of Stock are transferred to Grantee, Grantee shall notify the Administrator of such disposition in writing.

         SECTION 7.5 THE CORPORATION'S RIGHTS. The existence of this Option shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         SECTION 7.6 WITHHOLDING OF TAXES. The Corporation or any Affiliate shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of Stock) due Grantee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of the Option or the disposition (as that term is defined in Section 424(c) of the Code) of shares of Stock acquired pursuant to the exercise of the Option. In lieu of such deduction, the Administrator may require Grantee to make a cash payment to the Corporation or an Affiliate equal to the amount required to be withheld. If Grantee does not make such payment when requested, the Corporation may refuse to issue any Stock certificate under the Plan until arrangements satisfactory to the Administrator for such payment have been made.

         SECTION 7.7 GRANTEE. Whenever the word "Grantee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative or beneficiary to whom this Option may be transferred by will or by the laws of descent and distribution, the word "Grantee" shall be deemed to include such person.

         SECTION 7.8 NONTRANSFERABILITY OF OPTION. The Option shall be nontransferable otherwise than by will or the laws of descent and distribution and (ii) during the lifetime of Grantee, the Option may be exercised only by Grantee or, during the period Grantee is under a legal disability, by Grantee's guardian or legal representative. Except as provided above, the Option may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

         SECTION 7.9 NOTICES. All notices and other communications made or given pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to Grantee at the address contained in the records of the Corporation, or addressed to the Administrator, care of the Corporation for the attention of its Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

         SECTION 7.10 ENTIRE AGREEMENT; MODIFICATION. The Agreement contains the entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Agreement shall be void and ineffective for all purposes.

         SECTION 7.11 CONFORMITY WITH PLAN. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Plan shall govern.

         SECTION 7.12 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, other than the conflict of laws principles thereof.

         SECTION 7.13 HEADINGS. The headings in the Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

ATTEST:                                      KNOWLEDGELINK INTERACTIVE, INC.

                                             By:/s/ Ted S. Bagheri
-----------------------------                  -----------------------------

The undersigned hereby acknowledges that he/she has carefully read this Agreement and the Plan and agrees to be bound by all of the provisions set forth in such documents.

WITNESS:                                     GRANTEE
                                             /s/ John R. McGrath
-----------------------------                -----------------------------
                                             Date:3/30/99
                                                 --------------------------
Enclosure:   KnowledgeLink Interactive, Inc. 1998 Stock Incentive Plan



                                VESTING SCHEDULE

                (John R. McGrath, 03/30/1999 STOCK OPTION GRANT)

----------------------------------    --------------------------------     --------------------------------
                    AGGREGATE                           AGGREGATE                           AGGREGATE
                   PERCENTAGE                          PERCENTAGE                           PERCENTAGE
   VESTING          OF VESTED           VESTING         OF VESTED            VESTING        OF VESTED
     DATE            SHARES               DATE           SHARES               DATE            SHARES

----------------------------------    --------------------------------     --------------------------------

    04/30/99         2.778%               04/30/00        36.111%             04/30/01        69.444%
----------------------------------    --------------------------------     --------------------------------

    05/30/99         5.556%               05/30/00        38.889%             05/30/01        72.222%
----------------------------------    --------------------------------     --------------------------------

    06/30/99         8.333%               06/30/00        41.667%             06/30/01        75.000%
----------------------------------    --------------------------------     --------------------------------

    07/30/99         11.111%              07/30/00        44.444%             07/30/01        77.778%
----------------------------------    --------------------------------     --------------------------------

    08/30/99         13.889%              08/30/00        47.222%             08/30/01        80.556%
----------------------------------    --------------------------------     --------------------------------

    09/30/99         16.667%              09/30/00        50.000%             09/30/01        83.333%
----------------------------------    --------------------------------     --------------------------------

    10/30/99         19.444%              10/30/00        52.778%             10/30/01        86.111%
----------------------------------    --------------------------------     --------------------------------

    11/30/99         22.222%              11/30/00        55.556%             11/30/01        88.889%
----------------------------------    --------------------------------     --------------------------------

    12/30/99         25.000%              12/30/00        58.333%             12/30/01        91.667%
----------------------------------    --------------------------------     --------------------------------

    01/30/00         27.778%              01/30/01        61.111%             01/30/02        94.444%
----------------------------------    --------------------------------     --------------------------------

    02/29/00         30.556%              02/28/01        63.889%             02/28/02        97.222%
----------------------------------    --------------------------------     --------------------------------

    03/30/00         33.333%              03/30/01        66.667%             03/30/02          100%
----------------------------------    --------------------------------     --------------------------------


The number of shares subject to the Option in which the Grantee shall be vested as of a particular vesting date shall be rounded down to the nearest whole share. However, vesting will be rounded up to the nearest whole share with respect to the last vesting date reflected on this Vesting Schedule.